     As filed with the Securities and Exchange Commission on July 10, 1997


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            -----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 June 30, 1997



                              RYKOFF-SEXTON, INC.
            (Exact name of registrant as specified in its charter)



                Delaware                   0-8105               95-2134693
            (State or other              (Commission          (IRS Employer
            jurisdiction of             File Number)      Identification Number)
             incorporation)


          613 Baltimore Drive
       Wilkes-Barre, Pennsylvania                              18702-7944
(Address of principal executive offices)                       (Zip Code)


                                 (717) 830-7100
              (Registrant's telephone number, including area code)

Item 5.   Other Events.
-------   ------------

     On June 30, 1997, Rykoff-Sexton, Inc., a Delaware corporation ("RSI") announced that it has entered into an Agreement and Plan of Merger (the "Merger Agreement") with JP Foodservice, Inc., a Delaware corporation ("JP") and a wholly owned subsidiary of JP, Hudson Acquisition Corporation ("Hudson"), pursuant to which RSI will merge with and into Hudson (the "Merger"). As a result of the Merger, each outstanding share of RSI's common stock, par value $.10 per share ("RSI Common Stock"), will be converted into the right to receive
0.84 shares of common stock of JP, par value $.01 per share ("JP Common Stock"). The Merger is conditioned upon, among other things, approval by Stockholders of each of JP and RSI, regulatory approvals (including the expiration or termination of the waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended), and certain other customary conditions. The Merger is expected to be completed before the end of 1997. The Merger Agreement is attached as Exhibit 2.1 hereto and is hereby incorporated herein by reference.

     On June 30, 1997, RSI and JP issued a press release relating to the Merger Agreement and the related transactions. A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

     As a condition to entering into the Merger Agreement on June 30, 1997, RSI and JP entered into a Stock Option Agreement (the "RSI Stock Option Agreement") between RSI, as issuer, and JP, as grantee, pursuant to which RSI granted to JP the right, upon the terms and conditions set forth therein, to purchase up to 19.9% of the outstanding shares of RSI Common Stock at a price of $25.305 per share. The RSI Stock Option Agreement is attached as Exhibit 99.2 hereto, and is hereby incorporated herein by reference. Also as a condition to entering into the Merger Agreement, JP and RSI entered into a Stock Option Agreement (the "JP Stock Option Agreement") by and between JP, as issuer and RSI, as grantee, pursuant to which JP granted to RSI the right, upon the terms and subject to the conditions set forth therein, to purchase up to 19.9% of the outstanding shares of JP Common Stock at a price of $30.125 per share. The JP Stock Option Agreement is attached as Exhibit 99.3 hereto, and is hereby incorporated herein by reference.

     Certain stockholders of RSI holding in the aggregate approximately 36.4% of the outstanding shares of RSI Common Stock on the date of the Merger Agreement have entered into a support agreement (the "Support Agreement") with JP, pursuant to which, among other things, such stockholders have agreed to vote their shares of RSI Common Stock in favor of the approval and adoption of the Merger Agreement. The support Agreement is attached as Exhibit 99.4 hereto and is hereby incorporated herein by reference.

     In connection with entering into the Merger Agreement and other agreements related to the proposed Merger as described herein, RSI amended its Rights Agreement. The Amendment to the Rights Agreement, dated as of June 30, 1997, between RSI and ChaseMellon Shareholders Services L.L.C., as successor in interest to Chemical Bank, as

Right Agent is attached as Exhibit 4.1 hereto and is hereby incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ------------------------------------------------------------------

     The following exhibits are filed as part of this report:

2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among the Registrant, JP Foodservice, Inc. and Hudson Acquisition Corporation

4.1 Amendment to Rights Agreement dated as of June 30, 1997, between the Registrant and ChaseMellon Shareholders Services L.L.C., as successor in interest to Chemical Bank, as Rights Agent

99.1 Press Release

99.2 Stock Option Agreement, dated as of June 30, 1997, by and between the Registrant, as issuer, and JP Foodservice, Inc. as grantee.

99.3 Stock Option Agreement, dated as of June 30, 1997, by and between JP Foodservice, Inc., as issuer, and the Registrant as grantee.

99.4 Support Agreement, dated as of June 30, 1997, by and between JP Foodservice, Inc., on the one hand, and those stockholders of RSI set forth on the signature pages thereto, and acknowledged by RSI.

                                 SIGNATURES
                                 ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, Rykoff-Sexton has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RYKOFF-SEXTON, INC.


                              By /s/ David F. McAnally
                                 ---------------------------------------------
                                 David F. McAnally
                                 Senior Vice President and
                                 Chief Financial Officer

Date:  July 9, 1997

                                 EXHIBIT INDEX
                                 -------------

2.1 Agreement and Plan of Merger, dated as of June 30, 1997, by and among the Registrant, JP Foodservice, Inc. and Hudson Acquisition Corporation

4.1 Amendment to Rights Agreement dated as of June 30, 1997, between the Registrant and ChaseMellon Shareholders Services L.L.C., as successor in interest to Chemical Bank, as Rights Agent

99.1 Press Release

99.2 Stock Option Agreement, dated as of June 30, 1997, by and between the Registrant, as issuer, and JP Foodservice, Inc. as grantee.

99.3 Stock Option Agreement, dated as of June 30, 1997, by and between JP Foodservice, Inc., as issuer, and the Registrant as grantee.

99.4 Support Agreement, dated as of June 30, 1997, by and between JP Foodservice, Inc., on the one hand, and those stockholders of RSI set forth on the signature pages thereto, and acknowledged by RSI.